Exhibit 99.1

News From:                                              Stewart & Stevenson
                                                        Corporate Headquarters
                                                        P.O. Box 1637
                                                        Houston, TX  77251-1637

FOR IMMEDIATE RELEASE:
STEWART & STEVENSON SERVICES, INC. ANNOUNCES THIRD QUARTER 1999 RESULTS

         HOUSTON, TX - November 30, 1999 - STEWART & STEVENSON SERVICES, INC. (NASDAQ:SSSS), a leading manufacturer and distributor of industrial and energy related equipment, announced sales for the quarter ended October 30,1999, totaling $234.7 million compared to sales of $ 321.1 million from continuing operations for the same period a year ago. Net earnings for the Third Quarter totaled $7.4 million or $0.26 per share compared to a net loss of $26.9 million and $0.96 per share a year ago. Results for the Third Quarter included a $2.7 million after-tax gain on sale of an investment. Excluding this gain, net income for the quarter totaled $4.6 million or $0.17 per share.

         The Power Products segment, which is responsible for marketing and after-market support of a wide range of industrial equipment, recorded Third Quarter sales of $130.4 million compared to $150.2 million for the same period in 1998. Operating profit for the Power Products segment totaled $4.9 million for the quarter compared to $6.7 million a year ago. Sales in this segment for the Second Quarter totaled $144.9 million and included seasonally high sales in the agricultural market as well as several large international orders that did not recur in the Third Quarter. This segment is achieving modest volume growth in selected markets but has not yet experienced improvements from the recent rebound in oil and gas prices.

         The Tactical Vehicle Systems segment, which manufactures tactical vehicles for the U. S. Army and others, recorded sales of $51.6 million in the Third Quarter compared to $5.8 million in the Second Quarter and $121.3 million a year ago. Production on the follow-on contract began in mid-September and generated an operating profit of $10.1 million for the quarter compared with a $17.1 million operating loss in the third quarter of 1998. Improved operating margins resulted from an effective cost reduction program and a higher initial sales price per truck sold to compensate for costs incurred during the production shutdown.

         The Petroleum Equipment segment manufactures equipment for oil and gas exploration, production, and well stimulation industries. Sales for this segment totaled $12.8 million for the Third Quarter compared to $31.1 million last year. Petroleum Equipment reported a $1.4 million operating loss for the Third Quarter compared with a profit of $2.7 million a year ago. The decrease in sales resulted from a depleted order backlog in the depressed oil and gas markets. However, order activity is starting to improve in the Fourth Quarter.

         Other business activities not identified in a specific segment include airline ground support products and gas compression equipment for sale or lease. Sales in the Third Quarter totaled $40.0 million, compared to $18.5 for the same period last year. Most of the $21.5 million increase occurred in airline ground support products, which includes sales of Tug Manufacturing Corporation which was acquired in December 1998. The Third Quarter 1999 operating loss of $1.3 million versus the $0.3 million operating loss a year ago resulted primarily from start up of the gas compression business, partially offset by higher sales and margins associated with the Tug acquisition.

         Other income, net, for 1998 included interest income earned on the proceeds from the sale of Gas Turbine Operations to General Electric Company which totaled $1.6 million for the Third Quarter and $8.7 million for the first nine months of 1998.

         Net cash provided by operating activities totaled $47.9 million during the Third Quarter and $92.9 million year to date. Net debt decreased $112.1 million during the past three quarters.

         "Operating performance for the quarter was again in line with our near term expectations," said Michael Grimes, Chief Executive Officer. He added, "We are encouraged by prospects for future earnings growth driven by the recent start-up of production on the new FMTV, significantly improved cash flow, the recovery in the petroleum sector early next year, growth opportunities in the service businesses, and lower material costs resulting from supply chain initiatives."

Contact: Mr. David R. Stewart
         Treasurer
Phone:   (713) 868-7657
Fax:     (713) 863-1519
Email:   d.stewart@ssss.com
         HTTP://www.ssss.com

This press release contains forward-looking statements that are based on current expectations, estimates, and projections about the markets and industries in which the Company operates, management's beliefs, and assumptions made by management. These forward-looking statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including without limitation: risks associated with newly acquired businesses; price and product/service competition by foreign and domestic competitors; technological developments and changes; the mix of products and services; reliance on large customers; large, multi-year contracts; the cyclical nature of the markets served; the outcome of pending and future litigation and governmental proceedings; the continued availability of financing, financial instruments and financial resources in the amount, at the times and on the terms required to support the Company's business; the assessment of unanticipated taxes by foreign or domestic governmental authorities; cancellation or adjustment of specific orders and termination of significant government programs. In addition, such forward-looking statements could be affected by general market conditions and growth rates, general domestic and international conditions including interest rates, rates of inflation and currency exchange fluctuations and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
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

STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (LOSS)
(In thousands, except per share data)
                                                             ---------------------------------     --------------------------------
                                                                    Nine Months Ended                    Three Months Ended
                                                             ---------------------------------     --------------------------------
                                                               October 30,     October 31,           October 30,       October 31,
                                                                  1999            1998                  1999              1998
                                                             --------------   ----------------      -------------    --------------
                                                                      (Unaudited)                           (Unaudited)
Sales                                                            $624,267          $949,670             $234,716         $321,121
Cost of sales                                                     527,505           875,054              199,095          309,279
                                                             --------------    --------------      ---------------   --------------

Gross profit                                                       96,762            74,616               35,621           11,842

Selling and administrative expenses                                76,431            62,011               26,166           23,316
Interest expense                                                    8,812             8,868                2,102            2,912
Other income, net                                                  (3,778)          (13,097)                (339)          (2,867)
                                                             ---------------   --------------      ---------------   --------------
                                                                   81,465            57,782               27,929           23,361
                                                             --------------    --------------      ---------------   --------------

Earnings (loss) from continuing operations
  before income taxes                                              15,297            16,834                7,692          (11,519)
Income tax provision (benefit)                                      5,673             5,960                2,857           (4,335)
                                                             --------------    --------------      ---------------   --------------
Earnings (loss) of consolidated companies                           9,624            10,874                4,835           (7,184)
Gain on sale of investment, net of tax provision of $846            2,746                 -                2,746                -
Equity in net earnings (loss) of
  unconsolidated  affiliates                                          142              (189)                (192)             267
                                                             --------------    --------------      ---------------   --------------

Net earnings (loss) from continuing operations                     12,512            10,685                7,389           (6,917)
Net loss from discontinued operations,
  net of tax benefit of $11,750                                         -           (20,000)                   -          (20,000)
                                                             --------------    --------------      ---------------   --------------

Net earnings (loss)                                               $12,512          $ (9,315)              $7,389        $ (26,917)
                                                             ==============    ==============      ===============   ==============

Weighted average shares outstanding:
   Basic:                                                          27,988            29,351               27,992           27,984
   Diluted:                                                        28,036            29,351               28,082           27,984

Earnings (loss) per share:
  Basic:
    Continuing operations                                           $0.45             $0.36                $0.26           $(0.25)
    Discontinued operations                                             -             (0.68)                   -            (0.71)
                                                             --------------    --------------      ---------------   --------------
                                                                    $0.45            $(0.32)               $0.26           $(0.96)
  Diluted:
    Continuing operations                                           $0.45             $0.36                $0.26           $(0.25)
    Discontinued operations                                             -             (0.68)                   -            (0.71)
                                                             --------------    --------------      ---------------   --------------
                                                                    $0.45            $(0.32)               $0.26           $(0.96)

Cash dividends per share                                           $0.255            $0.255               $0.085           $0.085
                                                             ==============    ==============      ===============   ==============
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
STEWART & STEVENSON SERVICES, INC.
SEGMENT INFORMATION (Unaudited)
(In thousands)

                                           --------------------------------------    -------------------------------------
                                                     Nine Months Ended                        Three Months Ended
                                           --------------------------------------    -------------------------------------
                                             October 30,          October 31,          October 30,          October 31,
                                                 1999                 1998                 1999                1998
                                           -----------------    -----------------    -----------------    ----------------
Sales
  Power Products                               $396,578             $424,005             $130,381            $150,177
  Tactical Vehicle Systems                       63,588              385,160               51,555             121,312
  Petroleum Equipment                            64,899               82,260               12,787              31,138
  Other Business Activities                      99,202               58,245               39,993              18,494
                                           -----------------    -----------------    -----------------    ----------------
    Total                                      $624,267             $949,670             $234,716            $321,121
                                           =================    =================    =================    ================

Operating Profit (Loss)
  Power Products                               $ 15,660             $ 26,799               $4,869             $ 6,726
  Tactical Vehicle Systems                       13,248              (11,363)              10,105             (17,140)
  Petroleum Equipment                             2,222                7,135               (1,427)              2,650
  Other Business Activities                      (1,623)               1,178               (1,262)               (266)
                                           -----------------    -----------------    -----------------    ----------------
    Total                                      $ 29,507             $ 23,749             $ 12,285             $(8,030)
                                           =================    =================    =================    ================


Corporate expense, net                           (5,427)              (6,736)              (2,491)             (2,201)

Non-operating interest income                        29                8,689                    -               1,624

Interest expense                                 (8,812)              (8,868)              (2,102)             (2,912)
                                           -----------------    -----------------    -----------------    ----------------

(Loss) earnings from continuing
   operations before income taxes              $ 15,297             $ 16,834              $ 7,692            $(11,519)
                                           =================    =================    =================    ================
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
STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF FINANCIAL POSITION
(In thousands)
                                                                          --------------------------   ------------------------
                                                                              October 30, 1999            January 31, 1999
                                                                          --------------------------   ------------------------
                                                                                 (Unaudited)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                                       $19,935                    $12,959
   Accounts and notes receivable, net                                              198,041                    164,547
   Recoverable costs and accrued profits
      not yet billed                                                                 8,408                     99,097
   Income tax receivable                                                            32,587                     48,596
   Inventories:
      Power Products                                                               156,402                    182,894
      Petroleum Equipment                                                           25,277                     40,560
      Other Business Activities                                                     58,727                     40,222
      Excess of current cost over LIFO values                                      (49,104)                   (48,474)
                                                                                 ------------               ------------
                                                                                   191,302                    215,202
                                                                                 ------------               ------------
      TOTAL CURRENT ASSETS                                                         450,273                    540,401

PROPERTY, PLANT AND EQUIPMENT                                                      279,314                    271,658
   Allowances for depreciation and
       amortization                                                               (155,828)                  (142,913)
                                                                                 ------------               ------------
                                                                                   123,486                    128,745

DEFERRED INCOME TAX ASSETS                                                           8,144                      7,904
INVESTMENTS AND OTHER ASSETS                                                        36,619                     28,727
                                                                                 ------------               ------------
                                                                                  $618,522                   $705,777
                                                                                 ============               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable                                                                   $14,961                    $17,468
   Accounts payable                                                                 72,744                     83,127
   Accrued payrolls and incentives                                                  12,058                     17,123
   Current income taxes                                                              2,920                      2,931
   Current portion of long-term debt                                                 8,920                     69,488
   Other current liabilities                                                        86,145                     95,349
                                                                                 ------------               ------------
      TOTAL CURRENT LIABILITIES                                                    197,748                    285,486
                                                                                 ------------               ------------

COMMITMENTS AND CONTINGENCIES

LONG-TERM DEBT                                                                      78,436                     83,530
DEFERRED INCOME TAX LIABILITIES                                                         58                         43
ACCRUED POSTRETIREMENT BENEFITS                                                     13,794                     13,019
DEFERRED COMPENSATION                                                                2,846                      3,336
SHAREHOLDERS' EQUITY
   Common Stock, without par value, 100,000,000
     shares authorized; 27,992,203 and 27,984,035
     shares issued, respectively                                                    47,722                     47,819
   Retained earnings                                                               277,918                    272,544
                                                                                                            ------------
                                                                                 ------------
      TOTAL SHAREHOLDERS' EQUITY                                                   325,640                    320,363
                                                                                 ------------
                                                                                                            ============
                                                                                  $618,522                   $705,777
                                                                                ============               ============
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
STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
                                                                    -----------------------------      ---------------------------
                                                                         Nine Months Ended                Three Months Ended
                                                                    -----------------------------      ---------------------------
                                                                    October 30,      October 31,        October 30,     October 31,
                                                                       1999             1998                1999            1998
                                                                    ------------    -------------      ------------   ------------
                                                                            (Unaudited)                        (Unaudited)
Operating Activities
   Net earnings (loss) from continuing operations                      $12,512         $ 10,685           $ 7,389        $(6,917)
   Adjustments to reconcile net earnings to net cash
     provided by (used in) operating activities:
       Accrued postretirement benefits                                     775                -                59            190
       Depreciation and amortization                                    15,895           14,046             5,069          4,083
       Deferred income taxes, net                                         (225)          (2,899)              (54)             -
       Loss on sale of business                                              -              243                 -            243
       Change in operating assets and liabilities,

         net of the effect of acquisition:
          Accounts and notes receivable, net                           (33,494)         (14,095)          (12,946)       (56,442)
          Recoverable costs and accrued profits not
           yet billed                                                   90,689          (40,146)           26,439        (33,433)
          Inventories                                                   23,900          (24,252)           14,189         (9,819)
          Accounts payable                                             (15,448)              41            14,009         14,419
          Current income taxes, net                                     15,998          (61,301)            2,066        (30,562)
          Other current liabilities                                     (9,204)         (20,969)           (5,674)         3,792
          Other--principally long-term assets and
           liabilities                                                                    2,546            (2,628)        (1,990)
                                                                        (8,479)
                                                                        (8,478)
                                                                    ------------    -------------      ------------   ------------
   Net Cash Provided By (Used In) Continuing Operations                 92,919         (136,101)           47,918       (116,436)
     Operations                                                                        (136,101)
   Net Cash Provided By (Used In) Discontinued Operations                    -          516,000                 -        (84,000)
                                                                    ------------    -------------      ------------   ------------
   Net Cash Provided By (Used in) Operating Activities                  92,919          379,899            47,918       (200,436)

Investing Activities
   Expenditures for property, plant and equipment                      (24,690)         (23,612)           (8,005)        (7,979)
   Acquisition of businesses                                                 -          (19,951)                -         (1,201)
   Proceeds from sale of business                                            -            4,600                 -          4,600
   Disposal of property, plant and equipment, net                       14,054            1,931             6,101
                                                                                                                           1,266
                                                                    ------------    -------------      ------------   ------------
   Net Cash Used In Investing Activities                               (10,636)         (37,032)           (1,904)        (3,314)

Financing Activities
   Additions to long-term borrowings                                    16,234           25,000                 -         25,000
   Payments on long-term borrowings                                    (81,896)        (226,459)          (15,295)          (335)
   Net short-term (payments) borrowings                                 (2,507)         (28,037)          (10,585)         6,141
   Dividends paid                                                       (7,138)          (7,380)           (2,380)        (2,379)
   Repurchase of common stock                                                -         (120,000)                -              -
   Exercise of stock options                                                 -              759                 -            170
                                                                    ------------    -------------      ------------   ------------
   Net Cash (Used In) Provided By Financing Activities                 (75,307)        (356,117)          (28,260)        28,597

Increase (decrease) in cash and cash equivalents                         6,976          (13,250)           17,754       (175,153)
Cash and cash equivalents, beginning of period                          12,959           18,987             2,181        180,890
                                                                    ------------    -------------      ------------   ------------
Cash and cash equivalents, end of period                               $19,935          $ 5,737           $19,935        $ 5,737
                                                                    ------------    -------------      ------------   ------------

Supplemental  disclosure  of cash flow  information:  Net cash paid  during  the period for:
     Interest payments                                                 $ 7,775          $ 7,308            $  613        $ 2,386
     Income tax payments                                               $ 2,609          $75,483           $ 1,876        $30,606
   Non-cash investing activities:
     Issuance of notes receivable in sale of investment                $ 4,224                            $ 4,224
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